ALLIANCE STRATEGIC BALANCED FUND

ANNUAL REPORT
JULY 31, 1998


ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                         ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

September 25, 1998

Dear Shareholder:

This annual report provides the performance of Alliance Strategic Balanced Fund for the period ended July 31, 1998. The following table also shows performance data for the Standard & Poor's 500 Stock Index (S&P 500) and the Lehman Brothers Government/Corporate Bond Index for the six- and 12-month periods ended July 31, 1998.

INVESTMENT RESULTS
Alliance Strategic Balanced Fund Class A shares posted a 10.50% return at net asset value during the 12- month period ending July 31, 1998. Your Fund outperformed the Lehman Brothers Government/Corporate Bond Index return of 8.06%, but underperformed the S&P 500 gain of 19.31% for the 12-month period. The performance of your Fund reflects the mix between bonds and equities in the portfolio.


INVESTMENT RESULTS*
Periods Ended July 31, 1998

                                               TOTAL RETURNS
                                         6 MONTHS      12 MONTHS
                                         --------      ---------
ALLIANCE STRATEGIC BALANCED FUND
  Class A                                 10.20%         10.50%
  Class B                                  9.80%          9.78%
  Class C                                  9.80%          9.78%

S&P 500 STOCK INDEX                       15.20%         19.31%

LEHMAN BROTHERS GOVERNMENT/
  CORPORATE BOND INDEX                     2.81%          8.06%


* THE FUND'S INVESTMENT RESULTS REPRESENT TOTAL RETURNS AND ARE BASED ON THE NET ASSET VALUE AS OF JULY 31, 1998. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. RETURNS FOR THE FUND INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. TOTAL RETURNS FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES ASSOCIATED WITH THAT CLASS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE S&P 500 STOCK INDEX IS AN UNMANAGED INDEX OF 500 U.S. COMPANIES, AND IS A COMMON MEASURE OF THE PERFORMANCE OF THE OVERALL U.S. STOCK MARKET. THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/ CORPORATE BOND INDEX IS A BROAD MEASURE OF THE PERFORMANCE OF INTERMEDIATE (ONE TO 10 YEAR) GOVERNMENT AND CORPORATE FIXED-RATE DEBT ISSUES. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

     ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 3.


MARKET REVIEW
The reporting period covers a year of extreme volatility in financial markets. Through the disorder two trends can be clearly seen: (1) a lowering of expectations for global growth and inflation manifested in a decline in developed world bond yields to post-WW II lows and, (2) a dramatic repricing of risk as emerging market bonds and equities collapsed.


ECONOMIC COMMENTARY
In the report for the six months ended January 31, 1998, we warned of growing risks in the global environment, highlighting increasing financial stability in the developing world and drawing attention to the increased reliance on the U.S. consumer to sustain world economic growth.

Although U.S. demand has so far served to prolong the global expansion, the time gained has not been effectively utilized to stabilize the Asian situation. Indeed, smaller Asian economies are contracting at rates not seen since the Latin American crisis of the early 1980s, and the crisis in the Japanese financial system continues to deepen. To this is now added a marked deterioration in the financial and economic performance of commodity producing countries, and the collapse of Latin American stock markets.


CURRENT REVIEW
Recent volatility in the global markets resulted in sharply negative performance for most equity funds during the month of August, and your Fund's Class A shares returned a negative 7.24% during that period, partially offsetting the Fund's July 31, calendar year-to-date return of 11.64%. As of September 23, the Fund's calendar year-to-date return was 7.57%. However, this downturn does not change our basic outlook. We believe that your Fund is correctly positioned, and that it should perform


1


                                               ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

well over the coming periods. While most world equity markets fell sharply in August, government bonds rose in price. Over the long term, U.S. equities have outperformed lower-risk assets, and periods of extreme volatility of this nature have proved to be short-lived. Alliance Strategic Balanced Fund holds bonds in its portfolio mix precisely to provide stability during such periods.


PROPOSED ACQUISITION OF FUND
As you have been previously notified, the Trustees of the Alliance Portfolios have approved the acquisition of your Fund's net assets by Alliance Balanced Shares, Inc., another Alliance mutual fund with investment policies very similar to those of your Fund and significantly better performance in recent years.

The Trustees have called a meeting of shareholders of the Fund to be held on October 12, 1998, for the purpose of voting on the proposed acquisition. Shareholders of record on August 14, 1998 should already have received proxy materials describing the proposed acquisition. If you have not yet received these materials, or would like another copy, please call Alliance Fund Services at 1 800 221 5672, Monday through Friday between 8:30 AM and 8:00 PM. If you are unable to attend the shareholder meeting, and have not already done so, please complete and return promptly the proxy card enclosed with the materials in order to spare additional proxy solicitation expenses.

Thank you once again for your participation in Alliance Strategic Balanced Fund.

Sincerely,



John D. Carifa
Chairman and President



Nicholas D. Carn
Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2


INVESTMENT OBJECTIVE AND POLICIES              ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

Alliance Strategic Balanced Fund seeks a high long-term total return by investing in a combination of equity and debt securities. It invests principally in a diversified portfolio of dividend-paying common stocks and fixed-income securities, and also in equity-type securities such as warrants, preferred stocks and convertible debt instruments.


INVESTMENT RESULTS

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 1998

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      10.50%          5.80%
Five Years                    10.54%          9.59%
Since Inception*              12.91%         12.29%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       9.78%          5.86%
Five Years                     9.79%          9.79%
Ten Years                     11.72%         11.72%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       9.78%          8.80%
Since Inception*               9.69%          9.69%


SEC AVERAGE ANNUAL TOTAL RETURNS AS OF THE MOST RECENT QUARTER-END
(JUNE 30, 1998)

                              CLASS A        CLASS B        CLASS C
1 Year                         11.52%         11.57%         14.57%
5 Years                         9.94%         10.13%          9.81%**
10 Years                       12.40%**       11.59%           n/a


The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 9/4/90 Class A; 8/2/93 Class C.

**   Since Inception

n/a: not applicable.


3


                                               ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

ALLIANCE STRATEGIC BALANCED FUND
GROWTH OF A $10,000 INVESTMENT
9/30/90* TO 7/31/98

$45,000
$39,000
$33,000
$27,000
$21,000
$15,000
$10,000
$ 9,000

S&P 500: $44,772

STRATEGIC BALANCED FUND CLASS A: $25,484

LEHMAN BROTHERS GOV'T/CORP. BOND INDEX: $19,750

9/30/90  7/31/91  7/31/92  7/31/93  7/31/94  7/31/95  7/31/96  7/31/97  7/31/98

This chart illustrates the total value of an assumed $10,000 investment in Alliance Strategic Balanced Fund Class A shares (from 9/30/90 to 7/31/98) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard & Poor's 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

The unmanaged Lehman Brothers Government/Corporate Bond Index represents a combination of the Lehman Government Bond Index and the Lehman Corporate Bond Index.

When comparing Alliance Strategic Balanced Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices.


Strategic Balanced Fund
Standard & Poor's 500 Stock Index
Lehman Brothers Gov't/Corp. Bond Index


*    Closest month-end after Fund's Class A share inception date of 9/4/90.


4


TEN LARGEST HOLDINGS
JULY 31, 1998                                  ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

                                                                  PERCENT OF
COMPANY                                         VALUE             NET ASSETS
-------------------------------------------------------------------------------
U.S. Treasury Notes                           $ 7,724,919            14.5%
Federal National Mortgage Association           4,128,527             7.8
U.S. Treasury Bond, 6.125%, 11/15/27            3,070,672             5.8
Government National Mortgage Association        2,000,833             3.8
Chase Manhattan Corp. (common stock
  and bond)                                     1,301,417             2.4
Bristol-Myers Squibb Co.                          911,500             1.7
St. George Bank, Ltd., 7.15%, 10/15/05            879,231             1.7
Harley-Davidson, Inc.                             871,750             1.6
Federal Home Loan Bank, 7.00%, 9/01/11            792,862             1.5
Tele-Communications, Inc.--
  Liberty Media Group Cl.A                        788,750             1.5
                                              $22,470,461            42.3%


MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED JULY 31, 1998

                                                     SHARES OR PRINCIPAL*
-------------------------------------------------------------------------------
                                                                 HOLDINGS
PURCHASES                                          BOUGHT         7/31/98
-------------------------------------------------------------------------------
BankAmerica Corp.                                   7,000           7,000
Bristol-Myers Squibb Co.                            8,000           8,000
Chase Manhattan Corp., 6.75%, 8/15/08            $530,000        $530,000
Computer Associates International, Inc.,
  6.375%, 4/15/05                                $650,000        $650,000
Federal National Mortgage Association,
  7.00%, 12/01/27                              $1,022,000      $1,022,000
Government National Mortgage Association,
  7.00%, 2/15/28                               $1,086,000      $1,086,000
Government National Mortgage Association,
  7.50%, 6/15/27                                 $597,000        $597,000
Home Depot, Inc.                                   16,000          16,000
U.S. Treasury Bond, 6.125%, 11/15/27             $610,000      $2,905,000
U.S. Treasury Note, 6.875%, 5/15/06              $695,000        $775,000


-------------------------------------------------------------------------------
                                                                 HOLDINGS
SALES                                                SOLD         7/31/98
-------------------------------------------------------------------------------
BJ Services Co.                                     8,000              -0-
Caliber Systems, Inc., 7.80%, 8/01/06            $800,000              -0-
Government National Mortgage Association,
  7.00%, 1/21/28                               $1,100,000              -0-
PMI Group, Inc.                                     6,900              -0-
Railcar Leasing LLC, 7.125%, 1/15/13             $625,000              -0-
Schering-Plough Corp.                              12,000              -0-
U.S. Treasury Note, 6.00%, 8/15/00             $1,125,000              -0-
U.S. Treasury Note, 6.375%, 5/15/99              $800,000      $3,200,000
U.S. Treasury Note, 6.50%, 5/31/02               $700,000        $410,000
WorldCom, Inc.                                     10,000          10,000


*    Adjusted for stock splits.


5


INDUSTRY DIVERSIFICATION
JULY 31, 1998                                  ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

-------------------------------------------------------------------------------
                                                                  PERCENT OF
                                             U.S. $ VALUE         NET ASSETS
-------------------------------------------------------------------------------
Capital Goods                                    $479,063             0.9%
Consumer Manufacturing                            442,347             0.8
Consumer Services                               5,571,763            10.5
Consumer Staples                                2,889,882             5.5
Energy                                          1,279,391             2.4
Finance                                         5,296,491            10.0
Health Care                                     2,814,499             5.3
Multi Industry                                    815,000             1.5
Technology                                      3,200,748             6.0
Utilities                                         965,952             1.8
U.S. Government & Agencies                     17,717,813            33.3
Corporate Debt Obligations                      2,300,864             4.3
Yankee Bond                                       879,231             1.7
Total Investments*                             44,653,044            84.0
Cash and receivables, net of
  liabilities                                   8,529,612            16.0
Net Assets                                    $53,182,656           100.0%


*    Excludes short-term obligations.


6


PORTFOLIO OF INVESTMENTS
JULY 31, 1998                                  ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON & PREFERRED STOCKS-44.6%
UNITED STATES INVESTMENTS-33.8%
FINANCE-8.3%
BANKING-MONEY CENTER-2.6%
BankAmerica Corp.                                 7,000      $   628,250
Chase Manhattan Corp.                            10,000          756,250
                                                             ------------
                                                               1,384,500

BROKERAGE & MONEY MANAGEMENT-2.2%
Merrill Lynch & Co., Inc.                         7,600          741,000
Morgan Stanley, Dean Witter & Co.                 5,000          435,313
                                                             ------------
                                                               1,176,313

INSURANCE-2.3%
American International Group, Inc.                4,500          678,656
Travelers Group, Inc.                             8,000          536,067
                                                             ------------
                                                               1,214,723

MISCELLANEOUS-1.2%
MBNA Corp.                                       20,000          670,000
                                                             ------------
                                                               4,445,536

CONSUMER SERVICES-8.3%
BROADCASTING & CABLE-3.2%
Cox Communications, Inc. Cl.A (a)                 9,000          439,875
Scripps E.W. Co. Cl.A                             9,000          473,625
Tele-Communications, Inc. -
  Liberty Media Group Cl.A (a)                   20,000          788,750
                                                             ------------
                                                               1,702,250

ENTERTAINMENT & LEISURE-2.6%
Harley-Davidson, Inc.                            22,000          871,750
Walt Disney Co.                                  15,000          516,562
                                                             ------------
                                                               1,388,312

RETAIL-GENERAL MERCHANDISE-2.5%
Dayton Hudson Corp.                              14,000          669,375
Home Depot, Inc.                                 16,000          670,000
                                                             ------------
                                                               1,339,375
                                                             ------------
                                                               4,429,937

TECHNOLOGY-4.6%
COMMUNICATION EQUIPMENT-0.6%
Tellabs, Inc. (a)                                 4,000          301,125

COMPUTER HARDWARE-0.9%
Compaq Computer Corp.                            15,000          493,125

COMPUTER SOFTWARE-0.6%
Microsoft Corp. (a)                               3,000          329,812

NETWORKING SOFTWARE-1.2%
Cisco Systems, Inc. (a)                           7,000          670,250

SEMI-CONDUCTOR COMPONENTS-1.3%
Altera Corp. (a)                                  7,000          255,281
Intel Corp.                                       5,000          422,188
                                                             ------------
                                                                 677,469
                                                             ------------
                                                               2,471,781

CONSUMER STAPLES-4.0%
COSMETICS-1.4%
Gillette Co.                                      8,200          429,475
The Estee Lauder Co., Inc. Cl.A                   5,000          321,250
                                                             ------------
                                                                 750,725

RETAIL-FOOD & DRUG-1.3%
Kroger Co. (a)                                   15,000          709,687


7


PORTFOLIO OF INVESTMENTS (CONTINUED)           ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
TOBACCO-1.3%
Philip Morris Cos., Inc.                         15,000      $   657,188
                                                             ------------
                                                               2,117,600

HEALTH CARE-3.7%
DRUGS-3.1%
Bristol-Myers Squibb Co.                          8,000          911,500
Merck & Co., Inc.                                 6,000          739,875
                                                             ------------
                                                               1,651,375

MEDICAL PRODUCTS-0.6%
Medtronic, Inc.                                   5,000          309,687
                                                             ------------
                                                               1,961,062

ENERGY-1.9%
DOMESTIC PRODUCERS-0.3%
Apache Corp.                                      6,000          159,000

OIL SERVICES-1.6%
Halliburton Co.                                  10,000          363,125
Noble Drilling Corp. (a)                         25,000          471,875
                                                             ------------
                                                                 835,000
                                                             ------------
                                                                 994,000

MULTI INDUSTRY COMPANIES-1.1%
Tyco International, Ltd.                          6,000          371,625
U.S. Industries, Inc.                            10,000          192,500
                                                             ------------
                                                                 564,125

UTILITIES-1.0%
TELEPHONE UTILITY-1.0%
WorldCom, Inc.                                   10,000          528,750

CAPITAL GOODS-0.9%
MISCELLANEOUS-0.9%
United Technologies Corp.                         5,000          479,063
Total United States Investments
  (cost $12,950,782)                                          17,991,854

FOREIGN INVESTMENTS-10.8%
BRAZIL-0.5%
Telebras, SA (ADR)                                2,000          242,125

DENMARK-0.4%
Ratin A/S Series B                                1,200          229,004

FINLAND-1.6%
Nokia AB OY Corp. Series A                        7,000          614,875
Orion-Yhtymae OY Cl.B                             7,000          214,883
                                                             ------------
                                                                 829,758

FRANCE-0.9%
Seita                                             4,000          180,303
Total, SA Cl.B                                    2,500          285,391
                                                             ------------
                                                                 465,694

GERMANY-0.6%
Adidas AG                                           900          130,530
ProSieben Media AG pfd.                           4,000          213,615
                                                             ------------
                                                                 344,145

HONG KONG-0.2%
Hutchison Whampoa, Ltd.                          20,000           96,019

JAPAN-0.6%
Canon, Inc.                                       5,000          114,092
Honda Motor Co.                                   6,000          223,621
                                                             ------------
                                                                 337,713

NETHERLANDS-2.5%
Akzo Nobel NV                                     8,000          407,608
ING NV                                            6,000          453,773
Wolters Kluwer NV                                 3,000          450,183
                                                             ------------
                                                               1,311,564

SPAIN-0.7%
Tabacalera, SA Series A                           8,000          176,548
Telefonica, SA                                    4,000          195,077
                                                             ------------
                                                                 371,625

SWEDEN-0.4%
Astra AB Series A                                12,000          230,946


8


                                               ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

                                                SHARES OR
                                                PRINCIPAL
                                                  AMOUNT
COMPANY                                            (000)    U.S. $ VALUE
-------------------------------------------------------------------------
SWITZERLAND-1.5%
Nestle, SA                                          200      $   415,431
Zurich Versicherungs-gesellschaft                   500          397,182
                                                             ------------
                                                                 812,613

UNITED KINGDOM-0.9%
BPB Plc                                          40,000          218,726
Tomkins Plc                                      30,000          154,856
United News & Media Plc                           9,000          118,494
                                                             ------------
                                                                 492,076

Total Foreign Investments
  (cost $4,613,091)                                            5,763,282

Total Common & Preferred Stocks
  (cost $17,563,873)                                          23,755,136

DEBT OBLIGATIONS-39.3%
U.S. GOVERNMENT & AGENCY OBLIGATIONS-33.3%
Federal Home Loan Bank
  7.00%, 9/01/11                                 $  775          792,862
Federal National Mortgage Association
  6.00%, 4/01/11                                    323          319,170
  6.50%, 5/01/11                                    523          526,171
  6.50%, 6/01/11                                    590          593,831
  6.50%, 9/01/11                                    363          365,961
  7.00%, 5/01/26                                    847          859,569
  7.00%, 5/01/27                                    422          427,701
  7.00%, 12/01/27                                 1,022        1,036,124
Government National Mortgage Association
  6.50%, 3/15/28                                    284          282,678
  7.00%, 2/15/28                                  1,086        1,103,348
  7.50%, 6/15/27                                    597          614,807
U.S. Treasury Bond
  6.125%, 11/15/27                                2,905        3,070,672
U.S. Treasury Notes
  6.25%, 4/30/01                                  1,900        1,934,143
  6.375%, 5/15/99                                 3,200        3,220,992
  6.50%, 8/31/01                                  1,250        1,283,013
  6.50%, 5/31/02                                    410          423,005
  6.625%, 5/15/07                                    25           26,766
  6.875%, 5/15/06                                   775          837,000
                                                             ------------
                                                              17,717,813

CORPORATE DEBT OBLIGATIONS-4.3%
BANKING-1.0%
Chase Manhattan Corp.
  6.75%, 8/15/08                                    530          545,167

ELECTRIC & GAS UTILITY-0.8%
Texas Utilities Co. Series C
  6.375%, 1/01/08                                   425          416,170

INDUSTRIAL-2.5%
Computer Associates
International, Inc.
  6.375%, 4/15/05 (b)                               650          644,955
Time Warner, Inc.
  8.375%, 3/15/23                                   600          694,572
                                                             ------------
                                                               1,339,527
                                                             ------------
                                                               2,300,864

YANKEE BOND-1.7%
St. George Bank, Ltd.
  7.15%, 10/15/05 (b)                               850          879,231

Total Debt Obligations
  (cost $20,529,344)                                          20,897,908


9


PORTFOLIO OF INVESTMENTS (CONTINUED)           ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________


                                               PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)    U.S. $ VALUE
-------------------------------------------------------------------------
SHORT-TERM INVESTMENT-13.0%
Federal Home Loan Mortgage Corp.
  5.637%, 8/03/98 (amortized cost
  $6,897,869)                                    $6,900      $ 6,897,869

TOTAL INVESTMENTS -96.9%
  (cost $44,991,086)                                          51,550,913
Other assets less liabilities-3.1%                             1,631,743
                                                             ------------

NET ASSETS-100%                                              $53,182,656


(a)  Non-income producing security.

(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to certain qualified institutional buyers. At July 31, 1998, these securities amounted to $1,524,186 representing 2.9% of net assets.

     Glossary:
     ADR - American Depositary Receipt

     See notes to financial statements.


10


STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1998                                  ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $44,991,086)           $51,550,913
  Cash, at value (cost $720,561)                                       720,697
  Receivable for investment securities sold                            908,915
  Receivable for shares of beneficial interest sold                    343,568
  Interest and dividends receivable                                    279,094
  Foreign taxes receivable                                              14,879
  Total assets                                                      53,818,066

LIABILITIES
  Payable for shares of beneficial interest redeemed                   347,024
  Distribution fee payable                                              30,289
  Advisory fee payable                                                  19,408
  Accrued expenses                                                     238,689
  Total liabilities                                                    635,410

NET ASSETS                                                         $53,182,656

COMPOSITION OF NET ASSETS
  Shares of beneficial interest, at par                            $        30
  Additional paid-in capital                                        44,068,493
  Undistributed net investment income                                  267,635
  Accumulated net realized gain on investments and foreign
    currency transactions                                            2,313,879
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                      6,532,619
                                                                   $53,182,656

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($25,948,583 / 1,312,956 shares of beneficial
    interest issued and outstanding)                                    $19.76
  Sales charge--4.25% of public offering price                             .88
  Maximum offering price                                                $20.64

  CLASS B SHARES
  Net asset value and offering price per share
    ($24,032,385 / 1,478,926 shares of beneficial
    interest issued and outstanding)                                    $16.25

  CLASS C SHARES
  Net asset value and offering price per share
    ($3,201,305 / 197,016 shares of beneficial
    interest issued and outstanding)                                    $16.25

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share
    ($383 / 19.47 shares of beneficial interest issued and
    outstanding)                                                        $19.67


See notes to financial statements.


11


STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 1998                       ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                          $1,491,470
  Dividends (net of foreign taxes
    withheld of $25,950)                               308,962      $1,800,432

EXPENSES
  Advisory fee                                         385,597
  Distribution fee - Class A                            67,585
  Distribution fee - Class B                           258,610
  Distribution fee - Class C                            30,232
  Custodian                                            171,227
  Transfer agency                                      128,960
  Audit and legal                                       55,340
  Printing                                              36,308
  Registration                                          34,524
  Trustees' fees                                        25,000
  Miscellaneous                                         20,031
  Total expenses                                     1,213,414
  Less: expenses waived and assumed
    by adviser (see Note B)                           (281,633)
  Less: expense offset arrangement
    (see Note B)                                        (9,811)
  Net expenses                                                         921,970
  Net investment income                                                878,462

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
  Net realized gain on investment transactions                       4,599,652
  Net realized loss on foreign currency
    transactions                                                       (63,722)
  Net realized loss on futures transactions                           (251,706)
  Net change in unrealized appreciation
    (depreciation) of:
    Investments                                                       (146,989)
    Foreign currency denominated assets
    and liabilities                                                    (24,586)
  Net gain on investments and foreign
    currency transactions                                            4,112,649

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $4,991,111


See notes to financial statements.


12


STATEMENT OF CHANGES IN NET ASSETS             ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

                                               YEAR ENDED           YEAR ENDED
                                                JULY 31,             JULY 31,
                                                  1998                 1997
                                              -----------          ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income                       $   878,462          $ 1,040,800
  Net realized gain on investments and
    foreign currency transactions               4,284,224            2,147,164
  Net change in unrealized appreciation
    (depreciation) of investments and
    foreign currency denominated assets
    and liabilities                              (171,575)           7,395,205
  Net increase in net assets
    from operations                             4,991,111           10,583,169

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income
    Class A                                      (483,384)            (368,073)
    Class B                                      (516,031)            (450,279)
    Class C                                       (57,310)             (53,257)
    Advisor Class                                      (9)                  -0-
  Net realized gain on investments
    Class A                                    (1,572,349)          (2,227,559)
    Class B                                    (2,315,766)          (3,959,058)
    Class C                                      (257,187)            (468,257)
    Advisor Class                                     (26)                  -0-

TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST
  Net increase (decrease)                       1,999,566           (1,640,718)
  Total increase                                1,788,615            1,415,968

NET ASSETS
  Beginning of year                            51,394,041           49,978,073
  End of year (including undistributed
    net investment income of $267,635
    and $509,629, respectively)               $53,182,656          $51,394,041


See notes to financial statements.


13


NOTES TO FINANCIAL STATEMENTS
JULY 31, 1998                                  ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Strategic Balanced Fund (the "Fund"), formerly Alliance Balanced Fund, a series of The Alliance Portfolios (the "Trust"), is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Shares purchased before August 2, 1993 and redeemed within six years of purchase are subject to different rates than shares purchased after that date. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. Fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Fund's Trustees. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities and foreign exchange currency contracts, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of foreign denominated dividends and interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The Fund does not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of equity securities. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.


14


                                               ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. The Fund accretes discounts and amortizes premiums as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees. Expenses attributable to the Fund are charged to the Fund. Expenses of the Trust are charged to the Fund in proportion to net assets.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency transactions, resulted in a net decrease in undistributed net investment income and a corresponding increase in accumulated net realized gain on investments and foreign currency transactions. This reclassification had no effect on net assets.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of
 .75 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly. The Adviser has agreed to voluntarily waive its fees and bear certain expenses so that total expenses do not exceed on an annual basis 1.40%, 2.10%, 2.10% and 1.10% of average daily net assets, respectively, for the Class A, Class B, Class C and Advisor Class shares. Prior to August 2, 1993, the annual expense cap for Class B Shares was 2.15%. For the year ended July 31, 1998, such reimbursement amounted to $281,633.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $82,954 for the year ended July 31, 1998.

In addition, for the year ended July 31, 1998, the Fund's expenses were reduced by $9,811 under an expense offset arrangement with Alliance Fund Services. Transfer Agency fees reported in the statement of operations exclude these credits.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $4,211 from the sales of Class A shares, $30,890 and $2,019 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the year ended July 31, 1998.

Brokerage commissions paid on investment transactions for the year ended July 31, 1998 amounted to $93,166, none of which was paid to Donaldson, Lufkin & Jenrette Securities Corp., an affiliate of the Adviser.

Accrued expenses includes $57,596 owed to a Trustee and a former Trustee under the Trust's deferred compensation plan.


15


NOTES TO FINANCIAL STATEMENTS (CONTINUED)      ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

NOTE C: DISTRIBUTION PLANS
The Trust has adopted a plan of distribution for each class of shares of the Fund, except the Advisor Class, pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a "Plan" and collectively the "Plans"). Under the Plans, the Fund pays a distribution fee to the Distributor at an annual rate of up to .50 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Trustees currently limit payments under the Class A plan to .30 of 1% of the Fund's average daily net assets attributable to Class A shares. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Fund is not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of the Fund's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plans during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Commission as being of the "compensation" variety.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class.

The Plans also provide that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $26,635,947 and $40,074,668, respectively, for the year ended July 31, 1998. There were purchases of $18,804,186 and sales of $16,425,221 of U.S. government and government agency obligations for the year ended July 31, 1998.

At July 31, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Gross unrealized appreciation of investments was $7,050,653 and gross unrealized depreciation of investments was $490,826 resulting in net unrealized appreciation of $6,559,827 excluding foreign currency transactions.

The Fund incurred and elected to defer post October currency losses of $30,518 for the year ended July 31, 1998. To the extent that any post October losses are used to offset future capital gains, it is probable that these gains will not be distributed to shareholders.

1. FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At July 31, 1998, the Fund had no outstanding forward exchange currency contracts.


16


                                               ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

2. FINANCIAL FUTURES CONTRACTS
The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments. The Fund's activities in domestic futures contracts are conducted through regulated exchanges which do not result in counterparty credit risk.

At the time the Fund enters into a futures contract, the Fund deposits and maintains with its custodian as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract.

Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. At July 31, 1998, the Fund had no outstanding futures contracts.


NOTE E: SHARES OF BENEFICIAL INTEREST
There are an unlimited number of $0.00001 par value shares of beneficial interest authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Transactions in shares of beneficial interest were as follows:


                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                     YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                      JULY 31,       JULY 31,      JULY 31,        JULY 31,
                        1998           1997          1998            1997
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              106,566        44,362    $  2,050,647     $   813,717
Shares issued in
  reinvestment of
  dividends and
  distributions          107,795       140,204       1,920,917       2,424,151
Shares converted
  from Class B           275,088       134,087       5,210,668       2,479,067
Shares redeemed         (203,105)     (283,790)     (3,866,878)     (5,240,141)
Net increase             286,344        34,863    $  5,315,354     $   476,794

CLASS B
Shares sold              304,735       249,874    $  4,808,290     $ 3,910,285
Shares issued in
  reinvestment of
  dividends and
  distributions          177,592       271,011       2,614,182       3,946,629
Shares converted
    to Class A          (332,736)     (158,380)     (5,210,668)     (2,479,067)
Shares redeemed         (360,569)     (465,417)     (5,714,963)     (7,252,359)
Net decrease            (210,978)     (102,912)   $ (3,503,159)    $(1,874,512)

CLASS C
Shares sold               75,156        54,856    $  1,171,128     $   860,802
Shares issued in
  reinvestment of
  dividends and
  distributions           20,673        28,201         304,309         410,610
Shares redeemed          (82,325)      (98,217)     (1,288,398)     (1,514,680)
Net increase
    (decrease)            13,504       (15,160)   $    187,039     $  (243,268)


17


NOTES TO FINANCIAL STATEMENTS (CONTINUED)      ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

                              SHARES                        AMOUNT
                     ---------------------------   ----------------------------
                     YEAR ENDED   OCT. 2, 1996(A)   YEAR ENDED   OCT. 2,1996(A)
                      JULY 31,         TO            JULY 31,           TO
                        1998       JULY 31, 1997      1998        JULY 31, 1997
                     ------------  ------------  --------------  --------------
ADVISOR CLASS
Shares sold              15           1,460          $ 300          $ 26,057
Shares issued in
  reinvestment of
  dividends and
  distributions           2              -0-            32                -0-
Shares redeemed          -0-         (1,457)            -0-          (25,789)
Net increase             17               3          $ 332          $    268


NOTE F: PLAN OF REORGANIZATION
On July 16, 1998, the Fund's Trustees agreed, subject to shareholder approval at a special meeting of Fund shareholders scheduled for October 12, 1998, to the transfer pursuant to a plan of reorganization and liquidation of the net assets of the Fund to Alliance Balanced Shares, Inc. ("Balanced Shares"), an open-end investment company also managed by the Adviser. The transfer is expected to be accomplished through a tax-free exchange of the Fund's shares for the shares of Balanced Shares and is expected to occur in October 1998.


NOTE G: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") to provide for short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the facility during the year ended July 31, 1998.


(a)  Commencement of distribution.


18


FINANCIAL HIGHLIGHTS                           ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                CLASS A
                                            ------------------------------------------------------------------------------
                                                                                                   MAY 1,
                                                                                                   1994
                                                             YEAR ENDED JULY 31,                    TO      YEAR ENDED
                                            --------------------------------------------------    JULY 31,    APRIL 30,
                                                1998         1997         1996         1995        1994(A)      1994
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $19.79       $18.48       $17.98       $16.26       $16.46       $16.97

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .41(c)       .47(c)       .35(c)       .34          .07          .16
Net realized and unrealized gain (loss)
  on investment transactions                    1.46         3.56         1.08         1.64         (.27)         .74
Net increase (decrease) in net asset
  value from operations                         1.87         4.03         1.43         1.98         (.20)         .90

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.45)        (.39)        (.32)        (.22)          -0-        (.24)
Distributions from net realized gains          (1.45)       (2.33)        (.61)        (.04)          -0-       (1.17)
Total dividends and distributions              (1.90)       (2.72)        (.93)        (.26)          -0-       (1.41)
Net asset value, end of period                $19.76       $19.79       $18.48       $17.98       $16.26       $16.46

TOTAL RETURN
Total investment return based on net
  asset value (d)                              10.50%       23.90%        8.05%       12.40%       (1.22)%       5.06%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $25,949      $20,312      $18,329      $10,952       $9,640       $9,822
Ratios to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.42%(e)     1.41%(e)     1.40%        1.40%        1.40%(f)     1.40%
  Expenses, before waivers/
    reimbursements                              1.95%(e)     2.06%        1.76%        1.81%        1.94%(f)     1.70%
  Net investment income (b)                     2.12%(e)     2.50%        1.78%        2.07%        1.63%(f)     1.67%
Portfolio turnover rate                           94%(e)      170%         173%         172%          21%         139%


See footnote summary on page 22.


19


FINANCIAL HIGHLIGHTS (CONTINUED)               ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                             CLASS B
                                            ------------------------------------------------------------------------------
                                                                                                   MAY 1,
                                                                                                    1994
                                                             YEAR ENDED JULY 31,                     TO      YEAR ENDED
                                            --------------------------------------------------    JULY 31,    APRIL 30,
                                                1998         1997         1996         1995        1994(A)      1994
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $16.59       $15.89       $15.56       $14.10       $14.30       $14.92

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .22(c)       .28(c)       .16(c)       .22          .03          .06
Net realized and unrealized gain (loss)
    on investment transactions                  1.21         3.02          .98         1.40         (.23)         .63
Net increase (decrease) in net asset
    value from operations                       1.43         3.30         1.14         1.62         (.20)         .69

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.32)        (.27)        (.20)        (.12)          -0-        (.14)
Distributions from net realized gains          (1.45)       (2.33)        (.61)        (.04)          -0-       (1.17)
Total dividends and distributions              (1.77)       (2.60)        (.81)        (.16)          -0-       (1.31)
Net asset value, end of period                $16.25       $16.59       $15.89       $15.56       $14.10       $14.30

TOTAL RETURN
Total investment return based on net
  asset value (d)                               9.78%       23.01%        7.41%       11.63%       (1.40)%       4.29%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $24,032      $28,037      $28,492      $37,301      $43,578      $43,616
Ratios to average net assets of:
  Expenses, net of waivers/
    reimbursements                              2.12%(e)     2.12%(e)     2.10%        2.10%        2.10%(f)     2.10%
  Expenses, before waivers/
    reimbursements                              2.68%        2.76%        2.47%        2.49%        2.64%(f)     2.42%
  Net investment income (b)                     1.39%        1.78%         .99%        1.38%         .92%(f)      .93%
Portfolio turnover rate                           94%         170%         173%         172%          21%         139%


See footnote summary on page 22.


20


                                               ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                               CLASS C
                                            ------------------------------------------------------------------------------
                                                                                                   MAY 1,     AUGUST 2,
                                                                                                    1994       1993(G)
                                                            YEAR ENDED JULY 31,                      TO          TO
                                            --------------------------------------------------    JULY 31,    APRIL 30,
                                                1998         1997         1996         1995        1994(A)      1994
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $16.59       $15.89       $15.57       $14.11       $14.31       $15.64

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                        .22(c)       .28(c)       .14(c)       .16          .03          .15
Net realized and unrealized gain (loss)
  on investment transactions                    1.21         3.02          .99         1.46         (.23)        (.17)
Net increase (decrease) in net asset
  value from operations                         1.43         3.30         1.13         1.62         (.20)        (.02)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.32)        (.27)        (.20)        (.12)          -0-        (.14)
Distributions from net realized gains          (1.45)       (2.33)        (.61)        (.04)          -0-       (1.17)
Total dividends and distributions              (1.77)       (2.60)        (.81)        (.16)          -0-       (1.31)
Net asset value, end of period                $16.25       $16.59       $15.89       $15.57       $14.11       $14.31

TOTAL RETURN
Total investment return based on net
  asset value (d)                               9.78%       23.01%        7.34%       11.62%       (1.40)%        .45%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $3,201       $3,045       $3,157       $4,113       $4,317       $4,289
Ratios to average net assets of:
  Expenses, net of waivers/
    reimbursements                              2.12%(e)     2.12%(e)     2.10%        2.10%        2.10%(f)     2.10%(f)
  Expenses, before waivers/
    reimbursements                              2.68%        2.76%        2.48%        2.50%        2.64%(f)     2.07%(f)
  Net investment income (b)                     1.40%        1.78%         .99%        1.38%         .93%(f)      .69%(f)
Portfolio turnover rate                           94%         170%         173%         172%          21%         139%


See footnote summary on page 22.


21


FINANCIAL HIGHLIGHTS (CONTINUED)               ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                  ADVISOR CLASS
                                          -------------------------
                                                         OCTOBER 2,
                                                          1996(G)
                                           YEAR ENDED       TO
                                            JULY 31,      JULY 31,
                                              1998          1997
                                           -----------   -----------
Net asset value, beginning of period          $19.79       $19.49

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)(c)                     .47          .42
Net realized and unrealized gain (loss)
  on investment transactions                    1.36         (.12)
Net increase in net asset
  value from operations                         1.83          .30

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.50)          -0-
Distributions from net realized gains          (1.45)          -0-
Total dividends and distributions              (1.95)          -0-
Net asset value, end of period                $19.67       $19.79

TOTAL RETURN
Total investment return based on net
  asset value (d)                              10.32%        1.54%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period                       $383          $50
Ratios to average net assets of:
  Expenses, net of waivers/
    reimbursements (e)                          1.12%(e)     1.10%(f)
  Expenses, before waivers/
    reimbursements                              1.12%        2.35%(f)
  Net investment income (b)                     2.39%        3.40%(f)
Portfolio turnover rate                           94%         170%


(a)  The Fund changed its fiscal year end from April 30 to July 31.

(b)  Net of fees waived and expenses reimbursed by the Adviser.

(c)  Based on average shares outstanding.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(e) Ratio reflects expenses grossed up for expense offset arrangement with the transfer agent. For the years ended July 31, 1998 and the year ended July 31, 1997, the ratios of expenses net of waivers/reimbursements would have been 1.40%, 2.10%, 2.10% and 1.10% for Class A, B, C and Advisor Class shares, respectively.

(f)  Annualized.

(g)  Commencement of distribution.


22


REPORT OF INDEPENDENT ACCOUNTANTS              ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

TO THE TRUSTEES AND SHAREHOLDERS OF
ALLIANCE STRATEGIC BALANCED FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Strategic Balanced Fund (one of the portfolios of The Alliance Portfolios, hereafter referred to as the "Fund") at July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

As explained in Note F, the Trustees have agreed, subject to shareholder approval, to the transfer of the net assets of the Fund to Alliance Balanced Shares, Inc.


PricewaterhouseCoopers LLP
New York, New York
September 14, 1998


TAX INFORMATION (UNAUDITED)

In order to meet certain requirements of the Internal Revenue Code we are advising you that $803,977 and $1,089,075 of the capital gain distributions paid by the Fund during the fiscal year July 31, 1998 are subject to the maximum tax rates of 28% and 20% respectively.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 1999.


23


                                               ALLIANCE STRATEGIC BALANCED FUND
_______________________________________________________________________________

BOARD OF TRUSTEES
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
RICHARD W. COUPER (1)
WILLIAM H. FOULK, JR. (1)
BRENTON W. HARRIES (1)
DONALD J. ROBINSON (1)

OFFICERS
BRUCE CALVERT, SENIOR VICE PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
NICHOLAS D.P. CARN, VICE PRESIDENT
EDMUND P. BERGAN, JR., CLERK
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER & CHIEF ACCOUNTING OFFICER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
ROPES & GRAY
One International Place
Boston, MA 02110-2624

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, NY 10036


(1)  Member of the Audit Committee.


24


THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund

GROWTH & INCOME
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Real Estate Investment Fund
Alliance Strategic Balanced Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Global Small Cap Fund
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance International Premier Growth Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio


25


ALLIANCE STRATEGIC BALANCED FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

ASBAR